SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): April 3, 1998




                              DERMA SCIENCES, INC.
             (Exact name of registrant as specified in its charter)





      Pennsylvania                    1-31070                    23-2328753
(State or other jurisdiction        (Commission                (IRS employer
     of incorporation)              File Number)          identification number)







                         214 Carnegie Center, Suite 100
                               Princeton, NJ 08540
                                 (609) 514-4744
                    (Address including zip code and telephone
                     number, of principal executive offices)







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ITEM 5.  OTHER EVENTS

        Mr. Srini Conjeevaram was appointed to the Board of Directors of the Registrant on April 3, 1998. He has also been appointed to the Compensation and Audit Committees of the Board of Directors.

        Incorporated by reference is the press release issued April 14, 1998 concerning the Registrant's announcement of the appointment of Srini Conjeevaram to its Board of Directors, attached hereto as Exhibit 99.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  Not applicable

         (b)  Not applicable

         (c)    Exhibits:

            Number   Description
            ------   -----------

             99      Press release issued April 14, 1998.


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        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            DERMA SCIENCES, INC.



Date: April 14, 1998                        By:/s/  Edward J. Quilty
                                               ---------------------
                                               Edward J. Quilty
                                               Chairman